EXHIBIT 99.1

Release:	Immediate

Contact:	Paul Bowman (investment community)	Jeffrey Lettes (editorial/media)
	(408) 563-1698	(408) 563-5161

APPLIED MATERIALS ANNOUNCES RESULTS
FOR THIRD FISCAL QUARTER 2003
New Orders Increase to $1.05 Billion; Net Sales of $1.09 Billion

     SANTA CLARA, Calif., August 12, 2003 — Applied Materials, Inc., the world’s largest supplier of wafer fabrication solutions to the semiconductor industry, reported results for its third fiscal quarter ended July 27, 2003. Net sales were $1.09 billion, down one percent from $1.11 billion for the second fiscal quarter of 2003, and down 25 percent from $1.46 billion for the third fiscal quarter of 2002. Gross margin for the third fiscal quarter of 2003 was 31.7 percent, down from 33.7 percent for the second fiscal quarter of 2003 and 41.5 percent for the third fiscal quarter of 2002. The net loss for the third fiscal quarter of 2003 was $37 million, or $0.02 per share, compared to a loss of $62 million, or $0.04 per share, for the second fiscal quarter of 2003, and down from net income of $115 million, or $0.07 per share, for the third fiscal quarter of 2002.

     A pre-tax realignment charge of $164 million, or $0.07 per share, resulted in the net loss for the third fiscal quarter of 2003. Realignment activities consisted of inventory write-offs as a result of the implementation of the global spares distribution system, refocused product efforts (which included the Etec mask pattern products), a reduction in the workforce and the consolidation of facilities. Excluding the charges associated with realignment activities, the company would have reported ongoing gross margin of 40.2 percent for the third fiscal quarter, an increase from 38.1 percent for the second fiscal quarter, and ongoing net income of $78 million, or $0.05 per share, for the third fiscal quarter, an increase from $45 million, or $0.03 per share, for the second fiscal quarter.

     New orders of $1.05 billion for the third fiscal quarter of 2003 increased nine percent from $971 million for the second fiscal quarter of 2003, and decreased 41 percent from $1.78 billion for the third fiscal quarter of 2002. Regional distribution of new orders for the third fiscal quarter of 2003 was: Taiwan 36 percent, North America 20 percent, Japan 18 percent, Korea 10 percent, Europe 10 percent, and Southeast Asia and China six percent. Backlog at the end of the third fiscal quarter of 2003 decreased to $2.53 billion from $2.76 billion at the end of the second fiscal quarter of 2003.

     “We are pleased with our financial performance this quarter, particularly the increase in new orders as we focus the company on renewed growth,” said Mike Splinter, president and CEO of Applied Materials. “These results reflect Applied Materials’ technology and market leadership, customer focus and improved cost structure.

-more-

     “Although semiconductor manufacturers continue to be cautious in their capital spending, we see positive indicators emerging. An improved global economy and higher fab utilization are giving customers the confidence to gradually invest in new technology for the transition to advanced chip designs and 300mm wafer production.”

     In the quarter, Applied Materials extended its leadership in 300mm technologies for 90nm and below devices with eight new products for copper interconnect and transistor applications, including advanced systems for etch, decoupled plasma nitridation, electrochemical plating, wafer inspection, epitaxy, and chemical mechanical polishing. In addition, Applied Materials’ Black Diamond CVD film became the first low-k solution to reach volume production in multiple manufacturing sites.

     “My first 90 days at Applied Materials have reinforced my belief in its great people, outstanding product portfolio, strong financial management and commitment to our customers. Our entire organization is focused on delivering the next generation technologies that our customers need. Applied Materials is well positioned to take advantage of the opportunities ahead,” concluded Splinter.

     Reconciliations of reported results of operations under U.S. Generally Accepted Accounting Principles (GAAP) to the pro forma amounts have been included as a supplement to this press release. Due to the amount of charges incurred with realignment activities, Applied Materials believes that reconciliation to ongoing operations facilitates meaningful comparison with prior periods. To supplement the consolidated condensed financial statements prepared under GAAP, the company uses a pro forma measure of net income that is GAAP net income, adjusted to exclude costs associated with realignment activities. The company believes that pro forma net income reports baseline performance before charges associated with realignment activities. In addition, pro forma net income is the primary indicator management uses to plan and forecast future periods. These measures are not in accordance with, or are an alternative for, GAAP, and may be materially different from pro forma methods of accounting and reporting used by other companies. The presentation of this additional information should not be considered as a substitute for net income prepared in accordance with GAAP.

     This press release contains forward-looking statements, including, but not limited to, those relating to the impact of realignment activities, the company’s strategic position, customers’ investments in new technology, the global economy, the rate of fab utilization and the semiconductor equipment and semiconductor industries’ outlook. These forward-looking statements are based on management’s estimates, projections and assumptions as of the date hereof. Forward-looking statements may contain words such as “expects,” “anticipates,” “believes,” “may,” “should,” “will,”

“estimates,” “forecasts,” or similar expressions, and include the assumptions that underlie such statements. These forward-looking statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Such risks and uncertainties include, but are not limited to: the company’s ability to conduct the realignment activities according to the timetable and to the extent anticipated; the impact of the realignment activities on the company’s net sales and profitability; the company’s ability to maintain effective cost controls and to timely align its cost structure with market conditions; the length and severity of the economic and industry downturn; continuing uncertainties in global

-more-

economic conditions; changes in management; geopolitical uncertainties; changes in opportunities for growth; changes in demand for electronic products and semiconductors; customer capacity requirements, including capacity utilizing the latest technology; the timing, rate, amount and sustainability of increases in capital spending for new technology, such as 300mm and 90nm and below applications; the company’s ability to develop, deliver and support a broad range of products and services on a timely basis; the company’s successful and timely development of new markets, products, processes and services and other risks described in Applied Materials’ Forms 10-K, 10-Q and other filings with the Securities and Exchange Commission. The company assumes no obligation to update the information in this press release.

     Applied Materials will be discussing its third fiscal quarter results, along with its outlook for the fourth fiscal quarter of 2003, on a conference call today beginning at 1:30 p.m. Pacific Time. A webcast of the conference call will be available on Applied Materials’ web site under the “Investors” section.

     Applied Materials (Nasdaq: AMAT), the largest supplier of products and services to the global semiconductor industry, is one of the world’s leading information infrastructure providers. Applied Materials enables Information for Everyone™ by helping semiconductor manufacturers produce more powerful, portable and affordable chips.

     Applied Materials’ web site is http://www.appliedmaterials.com.

###

APPLIED MATERIALS, INC.
CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
(UNAUDITED)

	Three Months Ended		Nine Months Ended

	July 28,	July 27,	July 28,	July 27,
(In thousands, except per share amounts)	2002	2003	2002	2003

Net sales	$1,459,682	$1,094,907	$3,616,614	$3,256,293
Cost of products sold	853,539	747,979	2,162,279	2,146,209

Gross margin	606,143	346,928	1,454,335	1,110,084
Operating expenses:
Research, development and engineering	275,952	217,025	779,630	692,668
Marketing and selling	104,225	78,121	278,113	253,906
General and administrative	89,553	72,307	236,011	223,306
Restructuring, asset impairments and other charges*	–	66,181	85,479	258,250

Income/(loss) from operations	136,413	(86,706)	75,102	(318,046)
Interest expense	13,080	11,626	36,168	35,185
Interest income	40,110	46,131	133,779	119,759

Income/(loss) before income taxes	163,443	(52,201)	172,713	(233,472)
Provision/(benefit) for income taxes	48,216	(15,399)	50,951	(68,874)

Net income/(loss)	$115,227	$(36,802)	$121,762	$(164,598)

Earnings/(loss) per share:
Basic	$0.07	$(0.02)	$0.07	$(0.10)
Diluted	$0.07	$(0.02)	$0.07	$(0.10)
Weighted average number of shares:
Basic	1,647,181	1,659,365	1,642,337	1,655,430
Diluted	1,703,196	1,659,365	1,706,894	1,655,430

*	The company’s reported results of operations for the third fiscal quarter of 2003 included a pre-tax restructuring charge for a reduction in the workforce, the consolidation of facilities, and impairment of certain assets associated with realignment activities.

APPLIED MATERIALS, INC.
CONSOLIDATED CONDENSED BALANCE SHEETS*

	October 27,	July 27,
(In thousands)	2002	2003

ASSETS
Current assets:
Cash and cash equivalents	$1,284,791	$1,285,045
Short-term investments	3,644,735	3,947,657
Accounts receivable, net	1,046,016	741,618
Inventories	1,273,816	997,277
Refundable income taxes	–	5,661
Deferred income taxes	565,936	629,594
Other current assets	257,499	200,890

Total current assets	8,072,793	7,807,742
Property, plant and equipment	3,223,133	3,087,968
Less: accumulated depreciation and amortization	(1,458,196)	(1,479,519)

Net property, plant and equipment	1,764,937	1,608,449

Goodwill, net	202,290	223,521
Purchased technology, net	112,920	88,021
Other assets	71,825	95,646

Total assets	$10,224,765	$9,823,379

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Notes payable	$40,323	$–
Current portion of long-term debt	9,453	4,847
Accounts payable and accrued expenses	1,348,156	1,254,757
Income taxes payable	103,524	–

Total current liabilities	1,501,456	1,259,604
Long-term debt	573,853	557,161
Deferred income taxes and other liabilities	129,807	141,521

Total liabilities	2,205,116	1,958,286

Stockholders’ equity:
Common stock	16,480	16,631
Additional paid-in capital	2,022,546	2,036,341
Less: deferred stock compensation	–	(2,749)
Retained earnings	5,962,014	5,797,416
Accumulated other comprehensive income	18,609	17,454

Total stockholders’ equity	8,019,649	7,865,093

Total liabilities and stockholders’ equity	$10,224,765	$9,823,379

*	Amounts as of July 27, 2003 are unaudited. Amounts as of October 27, 2002 are from the October 27, 2002 audited financial statements with certain reclassifications to conform to the July 27, 2003 presentation.

APPLIED MATERIALS, INC.
SUPPLEMENTAL CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS – ONGOING BASIS
(UNAUDITED)

	Three Months Ended

	April 27, 2003				July 27, 2003

		Special		Ongoing		Special		Ongoing
(In thousands, except per share amounts)	Reported(1)	Items(2)		Results	Reported(1)	Items(3)		Results

Net sales	$1,107,177	$–		$1,107,177	$1,094,907	$–		$1,094,907
Cost of products sold	734,403	(49,000	)(a)	685,403	747,979	(93,404	)(e)	654,575

Gross margin	372,774	49,000		421,774	346,928	93,404		440,332
Operating expenses:
Research, development and engineering	232,438	(10,000	)(b)	222,438	217,025	(3,916	)(f)	213,109
Marketing and selling	83,568	–		83,568	78,121	–		78,121
General and administrative	78,198	–		78,198	72,307	–		72,307
Restructuring, asset impairments and other charges	92,731	(92,731	)(c)	–	66,181	(66,181	)(g)	–

Income/(loss) from operations	(114,161)	151,731		37,570	(86,706)	163,501		76,795
Interest expense	12,217	–		12,217	11,626	–		11,626
Interest income	38,256	–		38,256	46,131	–		46,131

Income/(loss) before income taxes	(88,122)	151,731		63,609	(52,201)	163,501		111,300
Provision/(benefit) for income taxes	(25,996)	44,761	(d)	18,765	(15,399)	48,233	(h)	32,834

Net income/(loss)	$(62,126)	$106,970		$44,844	$(36,802)	$115,268		$78,466

Earnings/(loss) per share:
Basic	$(0.04)	$0.06		$0.03	$(0.02)	$0.07		$0.05
Diluted	$(0.04)	$0.06		$0.03	$(0.02)	$0.07		$0.05
Weighted average number of shares:
Basic	1,655,927	1,655,927		1,655,927	1,659,365	1,659,365		1,659,365
Diluted	1,655,927	1,681,571		1,681,571	1,659,365	1,692,207		1,692,207

(1)	Reported results of operations are presented in accordance with U.S. Generally Accepted Accounting Principles (GAAP).

(2)	Special items for the second fiscal quarter of 2003 consisted of the following:

(a)	Charges to cost of products sold for inventory deemed to be excess as a result of refocused product efforts associated with realignment activities.

(b)	Charges to research, development and engineering expense for laboratory tool write-offs resulting from refocused product efforts associated with realignment activities.

(c)	Restructuring, asset impairments and other charges consist of employee-related costs, impairment of certain assets and facilities consolidation costs associated with realignment activities.

(d)	Pro forma tax provision for the tax effect of special items.

(3)	Special items for the third fiscal quarter of 2003 consisted of the following:

(e)	Charges to cost of products sold for inventory write-offs as a result of the implementation of the global spares distribution system and refocused product efforts, which included the Etec mask pattern products.

(f)	Charges to research, development and engineering expense for laboratory tool write-offs resulting from refocused product efforts associated with realignment activities.

(g)	Restructuring, asset impairments and other charges consist of a reduction in the workforce, the consolidation of facilities and impairment of certain assets associated with realignment activities.

(h)	Pro forma tax provision for the tax effect of special items.

APPLIED MATERIALS, INC.
SUPPLEMENTAL CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS – ONGOING BASIS
(UNAUDITED)

	Three Months Ended

	July 28, 2002			July 27, 2003

		Special	Ongoing		Special		Ongoing
(In thousands, except per share amounts)	Reported(1)	Items(2)	Results	Reported(1)	Items(3)		Results

Net sales	$1,459,682	$–	$1,459,682	$1,094,907	$–		$1,094,907
Cost of products sold	853,539	–	853,539	747,979	(93,404	)(a)	654,575

Gross margin	606,143	–	606,143	346,928	93,404		440,332
Operating expenses:
Research, development and engineering	275,952	–	275,952	217,025	(3,916	)(b)	213,109
Marketing and selling	104,225	–	104,225	78,121	–		78,121
General and administrative	89,553	–	89,553	72,307	–		72,307
Restructuring, asset impairments and other charges	–	–	–	66,181	(66,181	)(c)	–

Income/(loss) from operations	136,413	–	136,413	(86,706)	163,501		76,795
Interest expense	13,080	–	13,080	11,626	–		11,626
Interest income	40,110	–	40,110	46,131	–		46,131

Income/(loss) before income taxes	163,443	–	163,443	(52,201)	163,501		111,300
Provision/(benefit) for income taxes	48,216	–	48,216	(15,399)	48,233	(d)	32,834

Net income/(loss)	$115,227	$–	$115,227	$(36,802)	$115,268		$78,466

Earnings/(loss) per share:
Basic	$0.07	$–	$0.07	$(0.02)	$0.07		$0.05
Diluted	$0.07	$–	$0.07	$(0.02)	$0.07		$0.05
Weighted average number of shares:
Basic	1,647,181	1,647,181	1,647,181	1,659,365	1,659,365		1,659,365
Diluted	1,703,196	1,703,196	1,703,196	1,659,365	1,692,207		1,692,207

(1)	Reported results of operations are presented in accordance with U.S. Generally Accepted Accounting Principles (GAAP).

(2)	There were no special item adjustments to reported results of operations for the third fiscal quarter of 2002. Therefore, ongoing results are the same as reported results of operations.

(3)	Special items for the third fiscal quarter of 2003 consisted of the following:

(a)	Charges to cost of products sold for inventory write-offs as a result of the implementation of the global spares distribution system and refocused product efforts, which included the Etec mask pattern products.

(b)	Charges to research, development and engineering expense for laboratory tool write-offs resulting from refocused product efforts associated with realignment activities.

(c)	Restructuring, asset impairments and other charges consist of a reduction in the workforce, the consolidation of facilities and impairment of certain assets associated with realignment activities.

(d)	Pro forma tax provision for the tax effect of special items.

APPLIED MATERIALS, INC.
SUPPLEMENTAL CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS – ONGOING BASIS
(UNAUDITED)

	Nine Months Ended

	July 28, 2002				July 27, 2003

		Special		Ongoing		Special		Ongoing
(In thousands, except per share amounts)	Reported(1)	Items(2)		Results	Reported(1)	Items(3)		Results

Net sales	$3,616,614	$–		$3,616,614	$3,256,293	$–		$3,256,293
Cost of products sold	2,162,279	–		2,162,279	2,146,209	(142,404	)(c)	2,003,805

Gross margin	1,454,335	–		1,454,335	1,110,084	142,404		1,252,488
Operating expenses:
Research, development and engineering	779,630	–		779,630	692,668	(13,916	)(d)	678,752
Marketing and selling	278,113	–		278,113	253,906	–		253,906
General and administrative	236,011	–		236,011	223,306	–		223,306
Restructuring, asset impairments and other charges	85,479	(85,479	)(a)	–	258,250	(258,250	)(e)	–

Income/(loss) from operations	75,102	85,479		160,581	(318,046)	414,570		96,524
Interest expense	36,168	–		36,168	35,185	–		35,185
Interest income	133,779	–		133,779	119,759	–		119,759

Income/(loss) before income taxes	172,713	85,479		258,192	(233,472)	414,570		181,098
Provision/(benefit) for income taxes	50,951	25,216	(b)	76,167	(68,874)	122,298	(f)	53,424

Net income/(loss)	$121,762	$60,263		$182,025	$(164,598)	$292,272		$127,674

Earnings/(loss) per share:
Basic	$0.07	$0.04		$0.11	$(0.10)	$0.18		$0.08
Diluted	$0.07	$0.04		$0.11	$(0.10)	$0.17		$0.08
Weighted average number of shares:
Basic	1,642,337	1,642,337		1,642,337	1,655,430	1,655,430		1,655,430
Diluted	1,706,894	1,706,894		1,706,894	1,655,430	1,685,001		1,685,001

(1)	Reported results of operations are presented in accordance with U.S. Generally Accepted Accounting Principles (GAAP).

(2)	Special items for the nine months ended July 28, 2002 consisted of the following:

(a)	Restructuring charges consisting of employee-related costs, consolidation of facilities and other costs totaling approximately $77 million, and in-process research and development expenses in connection with the acquisitions of Schlumberger’s electron-beam wafer inspection business and Global Knowledge Services, Inc., totaling approximately $8 million.

(b)	Pro forma tax provision for the tax effect of special items.

(3)	Special items for the nine months ended July 27, 2003 consisted of the following:

(c)	Charges to cost of products sold for inventory write-offs as a result of the implementation of the global spares distribution system and refocused product efforts, which included the Etec mask pattern products.

(d)	Charges to research, development and engineering expense for laboratory tool write-offs resulting from refocused product efforts associated with realignment activities.

(e)	Restructuring, asset impairments and other charges consist of a reduction in the workforce, the consolidation of facilities and impairment of certain assets associated with realignment activities.

(f)	Pro forma tax provision for the tax effect of special items.